UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Fourth Avenue, N., Suite 500, Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 404-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 18, 2011, the Board of Directors (the “Board”) of Fisher Communications, Inc. (the “Company”) elected Anthony Cassara as a Class 1 director to fill an existing vacancy on the Board. Mr. Cassara’s initial term will expire as of the Company’s 2011 annual meeting of shareholders.

Mr. Cassara is a principal and founding member of Clocktower Partners LLC, a media management firm. He previously was an executive vice president of Chartwell Partners LLC, an investment firm focused on media and communications; president of Paramount Pictures’ Television Stations Group; and general manager at KTLA Channel 5 in Los Angeles, California. Mr. Cassara currently serves on the boards of directors of Hero Broadcasting and Young Broadcasting. Mr. Cassara joined the Young Board after the Company’s Chapter 11 bankruptcy filing. It is currently expected that Mr. Cassara will be appointed to the Board’s Compensation Committee.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

As disclosed under Item 5.02, on February 18, 2011, the Board elected Anthony Cassara to the Board of Directors, effective immediately. The Company’s press release announcing the election of Anthony Cassara to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01 Other Events

Important Additional Information

In connection with its 2011 Annual Meeting of Stockholders, the Company will file a proxy statement and other documents regarding the 2011 Annual Meeting with the Securities and Exchange Commission and will mail the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2011 Annual Meeting. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When they are available, the proxy statement and other documents relating to the 2011 Annual Meeting can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at its website, www.fsci.com, under: Investor Information – SEC Filings.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2011 Annual Meeting. INFORMATION REGARDING THE INTERESTS OF THE DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2010 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 2010 AND IN THE COMPANY’S PROXY STATEMENT RELATING TO ITS 2010 ANNUAL MEETING OF SHAREHOLDERS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Fisher Communications, Inc., dated February 25, 2011 to announce the election of Anthony Cassara to the Company’s Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2011	FISHER COMMUNICATIONS, INC.

	By	/s/ Colleen B. Brown
Colleen B. Brown
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Fisher Communications, Inc., dated February 25, 2011 to announce the election of Anthony Cassara to the Company’s Board of Directors.